Exhibit 10.23

$6,000,000.00

AMENDMENT NO. 8 AND WAIVER

TO

LOAN AND SECURITY AGREEMENT

originally dated as of April 21, 1999

by and among

ALLION HEALTHCARE, INC.

f/k/a THE CARE GROUP, INC.

MAIL ORDER MEDS OF TEXAS, INC.

f/k/a MAIL ORDER MEDS, INC.

MOMS PHARMACY, INC. (NEW YORK)

f/k/a MAIL ORDER MEDS OF NEW YORK, INC.

MOMS PHARMACY, INC. (CALIFORNIA)

MOMS PHARMACY, LLC

MEDICINE MADE EASY

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

SPECIALTY PHARMACIES, INC.

(“Borrower”)

and

GE HFS HOLDINGS, INC.

f/k/a HELLER HEALTHCARE FINANCE, INC.

(“Lender”)

Amended as of May 18, 2005

AMENDMENT NO. 8 AND WAIVER TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 8 AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made as of this      day of May, 2005, by and among ALLION HEALTHCARE, INC. f/k/a THE CARE GROUP, INC., a Delaware corporation (“Allion”), MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation (“Meds Texas”), MOMS PHARMACY, INC. f/k/a MAIL ORDER MEDS OF NEW YORK, INC., a New York corporation, (“Moms New York”), MOMS PHARMACY, INC., a California corporation, (“Moms California”), MOMS PHARMACY, LLC, a Florida limited liability company (“Moms Florida”), MEDICINE MADE EASY, a California corporation (“Medicine Made Easy”), NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation (“North American”), SPECIALTY PHARMACIES, INC., a Washington corporation (“Specialty” and, collectively with Allion, Meds Texas, Moms New York, Moms California, Moms Florida, Medicine Made Easy and North American, the “Borrower”), and GE HFS HOLDINGS, INC f/k/a HELLER HEALTHCARE FINANCE, a Delaware corporation (“Lender”).

RECITALS

WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the “Loan Agreement”), Lender agreed to make available to Borrower a revolving credit loan (the “Loan”); and

WHEREAS, Borrower has requested that Lender waive a default under the Loan Agreement and make certain modifications to the Loan Agreement, as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

Section 1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

Section 2. Waiver of Default. Lender hereby waives the default arising solely out of Borrower’s allowing its consolidated tangible net worth, as computed in accordance with GAAP, for the period ending March 31, 2005 to fall below the minimum amount required by Section 6.23 of the Loan Agreement.

Section 3. Amendment to Loan Agreement. As of the Effective Date, Section 6.23 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.23. Net Worth. Borrower will not at any time allow its consolidated tangible net worth, as computed in accordance with GAAP, to fall below the sum of (a) (-$11,000,000) (i.e., negative $11,000,000), plus (b) fifty percent (50%) of Borrower’s consolidated net income (as computed in accordance with GAAP) for each fiscal quarter of Borrower (beginning with the fiscal quarter ending June 30, 2005) for which consolidated net income is positive, plus (c) one hundred percent (100%) of the net cash proceeds of any offering by Borrower of common equity consummated after January 1, 2005, plus (d) 100% of any capital contribution made to Borrower or any of its subsidiaries after January 1, 2005 by any holder of Borrower’s capital stock and plus (e) one hundred percent (100%) of any increase in stockholders’ equity on the consolidated balance sheet of Borrower that results from any adjustment to stockholders’ equity during any fiscal month of Borrower. ‘Tangible net worth’ means assets (excluding intangible assets) less liabilities. ‘Intangible assets’ means all intangible assets (determined in conformity with GAAP) including, without limitation, goodwill, intellectual property, licenses, organizational costs, deferred amounts, covenants not to compete, unearned income and restricted funds. Lender shall verify Borrower’s compliance with this section by review of Borrower’s internally prepared monthly financial statements and annual audited financial statements, which are required to be delivered to Lender pursuant to Section 6.1.”

Section 4. Confirmation of Representations and Warranties. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity (except to the extent such representation or warranty relates to a particular date, in which case, such confirmation relates to such date), and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

Section 5. Fees; Expenses. Notwithstanding anything in this Amendment to the contrary, Borrower shall be responsible for payment of legal fees for the services of Lender’s in-house counsel in connection with the preparation of this Amendment. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 6 from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

Section 6. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

Section 7. Conditions to Effectiveness. This Amendment shall become effective on the date that all of the following conditions are satisfied in Lender’s sole discretion (such date, the “Effective Date”):

(a) Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

(b) Lender shall have received an Amendment and Waiver Fee of Ten Thousand Dollars ($10,000);

(c) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

(d) the representations and warranties set forth in Section 4 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

Section 8. Reference to the Effect on the Loan Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement. The granting of the waiver hereunder shall not impose or imply an obligation on Lender to grant a waiver on any future occasion.

Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

Section 10. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 11. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 8 and Waiver to Loan and Security Agreement to be executed as of the date first written above.

LENDER: GE HFS HOLDINGS, INC., a Delaware corporation

By:
Name: Title:

BORROWERS: ALLION HEALTHCARE, INC., a Delaware corporation

By:
Name: Title:

MAIL ORDER MEDS OF TEXAS, INC., a Texas corporation

By:
Name: Title:

MOMS PHARMACY, INC., a New York corporation

By:
Name: Title:

MOMS PHARMACY, INC., a California corporation

By:
Name: Title:

MOMS PHARMACY, LLC, a Florida limited liability company

By:
Name: Title:

MEDICINE MADE EASY, a California corporation

By:
Name: Title:

NORTH AMERICAN HOME HEALTH SUPPLY, INC., a California corporation

By:
Name: Title:

SPECIALTY PHARMACIES, INC., a Washington corporation

By:
Name: Title: